UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549


                       -----------------------

                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                 The Securities Exchange Act of 1934

                       -----------------------

          Date of Report (Date of earliest event reported):
                           October 10, 2003


                   United States Steel Corporation
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        (Exact name of registrant as specified in its charter)


       Delaware                1-16811               25-1897152
   ---------------     ----------------------    -------------------
   (State or other        (Commission File          (IRS Employer
   jurisdiction of             Number)           Identification No.)
    incorporation)

       600 Grant Street, Pittsburgh, PA              15219-2800
   ---------------------------------------           ----------
   (Address of principal executive offices)          (Zip Code)

                            (412) 433-1121
                    ------------------------------
                   (Registrant's telephone number,
                         including area code)

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

         99.1 Press Release dated October 10, 2003, titled "U. S. Steel Reports on Pending Asset Swap and Third Quarter Charges"

Item 12. Disclosure of Results of Operations and Financial Condition

On October 10, 2003, United States Steel Corporation issued a press release titled "U. S. Steel Reports on Pending Asset Swap and Third Quarter Charges." Attached is a copy of the press release in substantially the form released.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION



By   /s/ Larry G. Schultz
     --------------------
     Larry G. Schultz
     Vice President & Controller



Dated:  October 10, 2003